T. Rowe Price Global Industrials Fund

Supplement to Summary Prospectus Dated May 1, 2019

The portfolio manager table under “Management” is supplemented as follows:

Effective March 1, 2020, Jason R. Adams will join Peter J. Bates as one of the fund’s portfolio managers and become Cochairman of the fund’s Investment Advisory Committee. Effective June 1, 2020, Mr. Bates will step down from his role on the fund and Mr. Adams will become the fund’s sole portfolio manager and sole Chairman of the fund’s Investment Advisory Committee. Mr. Adams joined T. Rowe Price in 2015.

The date of this supplement is February 27, 2020.

F153-041-S 2/27/20